Exhibit 99.2

Q2FY2020 Investor Conference Call Shawn O’Connor, CEO John Kneisel, CFO April 9, 2020 (NASDAQ:SLP)

With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include but are not limited to : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission . 2 Safe Harbor Statement

HIGHLIGHTS 3

Lixoft

Acquired April 1st, 2020

- **Founded in 2011 with headquarters in Paris, France**

- **Monolix Suite:** **PKPD Modeling functionality**
  - **Datxplore:** Exploration and visualization of data
  - **PKanalix:** Non-compartmental and compartmental analysis
  - **Mlxplore:** Exploration and visualization of complex models
  - **Monolix:** Non-linear mixed effects modeling (NLME) engine
  - **Simulx:** Clinical trial pharmacometrics simulations

- **Company Profile**
  - Founded in 2011 and headquartered in Paris, France
  - 12 employees
  - 2019 calendar year revenues of approximately $3.4 million and $1.7 million in net earnings

- **Acquisition benefits**
  - ✓ Immediately accretive
  - ✓ Product/Culture fit
  - ✓ Good valuation
  - ✓ Adds fast growing high margin software revenue stream
  - ✓ Provides greater presence in EU geography
  - ✓ Consulting service upside
  - ✓ Adds experienced executive leadership

4

SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

Steady and Consistent Revenue Growth $6.7 $7.2 $8 .0 $8.9 $10.0 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 S o f t ware 6 Months Revenue • Operational Highlights $ in millions $19.8 – Software revenue: 52% of total revenue, 12% y/y growth $14.4 $16.0 – Service revenue: 48% of total revenue, 35% y/y growth $10.0 $3.3 $11.1 $6.4 $3.9 $7.1 $9.8 – 119 Employees (including 82 with advanced degrees) up 19% y/y (73% of that growth is billable consulting staff) Consulting Key Highlights • Q2 FY2020 Financial Highlights – Revenue up 22.2% for Q2FY20 vs Q2FY19 – Gross profit 74.2% for Q2FY20 vs 73.9% Q2FY19 – Net income before taxes 27.4% Q2FY20 vs 31.8% Q2FY19 – EPS $0.12 Q2FY20 vs $0.12 Q2FY19 Cash generated from operations during the quarter of $1.2M with cash on hand at end of quarter of $12.2M $3.5 5 $3 .8 $4 .2 $4.7 $5.3 $1.7 $1 .9 $3 .2 $3.8 $5.0 $5.2 $5.7 $7.4 $8.5 $10.3 – 16.2 17.2 18.2 19.2 20.2 Organic Revenue Growth accelerating to new 15 - 20% range Second Quarter Revenue $ in millions

COVID - 19 Impact 6 • Financial Stability – Operational transition has been effected smoothly; workforce is engaged in support of our clients productively and efficiently. – Strong balance sheet with ample cash – High percentage of revenues based upon software renewals for which we have seen no impact to date; Lixoft adds to this profile – Service business operates off large backlog which has been reviewed in detail with anticipated Covid impact of less than 10% • New business impact – Slowdown in new business closures both in terms of new software licenses and new service business – Software delays especially in our Asian market – New service contracts, often tied to clinical trial preparation or post trial analysis, have slowed somewhat – However, both software and service sales cycles continue in regard to lead generation, virtual meetings and presentations and our pipeline of business is growing – Recently introduced service offerings in regulatory guidance and Covid rapid response have generated new opportunities

Simulations Plus Division (Lancaster) $6.6 $7.2 $7.5 $8.3 $9.5 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 S o f t ware Consulting Simulations Plus represented 57% of total revenue and 70% of EBITDA for Q2 FY2020 • GastroPlus® X (GPX) • ADMET Predictor® X (APX) • AIDD (Artificial Intelligence - driven Drug Design) • Funded software R&D projects (FDA, large pharmaceutical companies) – New funded software R&D project to enhance cheminformatic functionality in ADMET Predictor® – Added VP, Regulatory Affairs, with 20 years of FDA experience $ in millions $5.9 • Q2 FY2020 Financial Highlights $3.7 $0.2 $4.5 $4.1 $0.3 $0.5 $5.0 $0.8 $0.5 – Revenue up 18% for the quarter – Q2 Revenue breakdown: 71% Renewal; 16% New; 13% Services – Software: renewal 88% (accounts), 94% (fees), and licensing $3.5 $4.0 $4.5 $5.1 units up 11% y/y – 12 new commercial companies added software licenses in U.S., Europe, Japan and Brazil 16.2 17.2 18.2 19.2 20.2 – 16 non - profit research groups added software licenses; 6 Months Revenue $ in millions $10.8 expansion of licenses at the U.S. FDA, Health Canada and NMPA (China FDA) $7.1 $0.5 $8.5 $7.8 $0.6 $1.0 $9.4 $1.4 $1.1 • – Projects with 19 companies and 10 funded collaborations Operational Highlights – Significant progress on several research initiatives: 7 $3.8 The genesis of the company… providing software, training and consulting services Key Highlights Second Quarter Revenue

Key Highlights • Q2 FY2020 Financial Highlights – Revenue up 20% for the quarter – 21 contracts signed, including 14 new projects initiated during quarter  64 active projects in 2QFY20 across 34 companies • Operational Highlights – 18 proposals outstanding with 18 companies at the start of 3QFY20 – Recruited Director, Quantitative Clinical Pharmacology, to focus on traditional pharmacology consulting support – Hired a Senior Clinical Pharmacologist to increase capacity to support early - stage clinical development advice and services Cognigen Division (Buffalo) $0.1 $0.1 $0.1 $0.1 $0.1 $2 . 9 $3 . 3 $3 . 7 $4 . 3 $5 . 1 $2 . 9 $3 . 4 $5 . 1 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 20 6 Months Revenue $ in millions $4 . 4 $3.8 Software Consulting Cognigen represented 27% of total revenue and 10% of EBITDA for Q2 FY2020 $0.03 8 $0.04 $0.04 $0.04 $0.03 $1 .5 $1.6 $1.8 $2.3 $2.7 $1.5 $1.6 $1.8 $2.3 $2.8 1 6 .2 1 7 .2 1 8 .2 1 9 .2 2 0 .2 A leading provider of population modeling and simulation services for the pharma and biotech industries Second Quarter Revenue $ in millions

$3.3 $2.1 $2.3 $3.8 $1.7 $0.4 $1.8 $0.5 $0 .4 2018 2019 2 0 20 Software Co n sulting DILIsym Division (RTP) Key Highlights • Q2 FY2020 Financial Highlights – Revenue up 44.8% for the quarter – Revenue breakdown: 48% DILIsym  software and projects; 12% RADAsym™; 10% IPFsym™ software; 12% NAFLDsym  software and projects; 6% RENAsym  grant; 12% Heart Failure Software • Operational Highlights – 20 active DILIsym consulting projects – 7 active consortium DILIsym contracts – Broadly available NAFLDsym version 2A licensed to another company – NIH small business grant for development of new kidney injury product – Idiopathic pulmonary fibrosis (IPF) model under development – Started work in a new area of pharmacology, heart failure DILIsym represented 16% of total revenue and 20% of EBITDA for Q2 FY2020 $0.8 9 $0.2 $0.2 $0.2 $1.0 $1.5 $1.0 $1.2 $1.7 1 8 .2 19.2 6 Months Revenue $ in millions 2 0 .2 A leading provider of software products and services in QST and QSP Second Quarter Revenue $ in millions

Financial Results

11 Income Statement: 2QFY20 Versus 2QFY19 (in millions) Lancaster Buffalo North C a rolina 2Q20 2Q19 Diff % chg Net sales $ 5 .9 $ 2.8 $ 1.7 $ 1 0.3 $ 8.5 $ 1.9 22. 2 % Gross profit $ 5.1 $ 1.4 $ 1.2 $ 7 .7 $ 6.3 $ 1.4 22. 7 % Gross profit margin 85. 7% 51. 2% 71. 7% 74. 2% 73. 9% 0. 3% 0. 4 % SG&A $ 2 .5 $ 1.1 $ 0.5 $ 4.1 $ 2 .8 $ 1.3 4 6 .3% R&D $ 0.6 $ 0.0 $ 0.1 0.7 $ 0.7 0.0 3. 3 % Total operating expenses $ 3.1 $ 1.1 $ 0.7 4.9 $ 3.5 1.3 37. 5 % Income from operations $ 2 .0 $ 0.3 $ 0.5 2.8 $ 2 .7 0.1 3.5% Other income (expense) $ 0.0 $ - $ 0.0 0.0 $ (0. 0 ) 0.0 - 129. 7 % Income before income taxes $ 2.0 $ 0.3 $ 0.5 2.8 $ 2.7 0.1 5. 2 % Net income $ 1.5 $ 0.2 $ 0.4 $ 2 .2 $ 2.1 $ 0.1 2. 4 % Diluted earnings per share (in dollars) $ 0 . 1 2 $ 0. 1 2 $ 0. 0 0 0. 7 % EBITDA $ 2.4 $ 0.3 $ 0.7 $ 3 .5 $ 3.4 $ 0.0 1. 1 % Note: some numbers may not foot or crossfoot due to rounding

Income Statement: 6MoFY20 Versus 6MoFY19 (in millions) 12 Lancaster Buffalo North Carolina FY20 FY19 Diff % chg Net sales $ 10.8 $ 5.1 $ 3.8 $ 1 9.8 $ 1 6.0 $ 3.7 23. 4 % Gross profit 9.2 2.5 2.7 14.4 1 1.6 2.8 24. 5 % Gross profit margin 85. 3% 49. 2% 70. 7% 73 . 1% 72. 5% 0. 7% 0. 9 % SG&A $ 4 .4 $ 2.2 $ 1.1 $ 7.6 5.5 $ 2.1 3 7 .9% R&D 0.9 0.1 0.3 1.3 1.3 0.0 1. 6 % Total operating expenses 5.3 2.2 1.4 8.9 6.8 2.1 31. 2 % Income from operations 3.9 0.3 1.3 5.5 4.8 0.7 1 5 .1% Other income (expense) 0.0 0.0 0.0 0.0 (0. 1 ) 0.1 - 125. 3 % Income before income taxes 3.9 0.3 1.3 5.6 4.7 0.9 18. 1 % Net income $ 3.0 $ 0.2 $ 1.0 $ 4.2 $ 3 .6 $ 0.6 15. 8 % Diluted earnings per share (in dollars) $ 0 . 2 3 $ 0 . 2 0 $ 0. 0 3 13. 7 % EBITDA $ 4.8 $ 0.4 $ 1.6 $ 6.8 $ 6 .2 $ 0.6 10. 5%

Consolidated Revenues: Fiscal Quarter ( in millions) $4.8 $5.2 $6.0 $4.0 $5.4 $5.7 $6.8 $6.3 $7.1 $7.4 $8.6 $6.7 $7.5 $8.5 $9.9 $8.0 $9.4 $10.3 $4 $3 $2 $1 $0 $5 $6 $7 $8 $9 $ 1 0 $ 1 1 Q1 Q2 Q3 Q4 201 6 2017 201 8 201 9 2020 13

Consolidated Income from Operations: Fiscal Quarter (in millions) $1.7 $1.7 $2.8 $1.0 $1.9 $1.8 $3.1 $1.4 $2.6 $2.4 $3 .4 $1.9 $2.1 $3.9 $2.0 $2.7 $2.7 $2.8 $ 1 .0 $ 0 .5 $ 0 .0 $ 1 .5 $ 2 .0 $ 2 .5 $ 3 .0 $ 3 .5 $ 4 .0 $ 4 .5 Q1 Q4 Q 2 Q3 2016 2017 2018 2019 2020 14

$1.1 $1.9 $0.8 $1.4 $1.2 $1.2 $2.1 $1 .2 $1.7 $3.5 $2.4 $1.3 $1.5 $2.9 $2.1 $2.1 $2.1 $2.2 $0.5 $0.0 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 Q1 Q3 Q4 Q2 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 $2.0 15 Note: 2Q18 $1.5M tax benefit of deferred tax adjustment Consolidated Net Income: Fiscal Quarter (in millions)

16 Consolidated Diluted Earnings Per Share: Fiscal Quarter $0.06 $0 . 1 1 $0.05 $0.08 $0.07 $0.07 $0.10 $0.19 $0.13 $0.12 $0.07 $0.06 $0.09 $0.16 $0.11 $0 . 1 1 $0.12 $0.12 $ 0 .00 $ 0 .04 $ 0 .02 $ 0 .06 $ 0 .08 $ 0 .10 $ 0 . 1 2 $ 0 .14 $ 0 .16 $ 0 .18 $ 0 .20 Q1 Q4 Q2 Q3 F Y 16 F Y 17 F Y 18 F Y 19 F Y 20 $0.11 Note: 2Q18 $0.08 tax benefit of deferred tax adjustment

Consolidated EBITDA: Fiscal Quarter (in millions) $2.2 $3.3 $1.5 $2.5 $2.3 $2.2 $3.6 $2.0 $3.2 $3.1 $2.8 $4.6 $4.1 $2.6 $2.7 $3.4 $3.4 $3.5 $0 $1 $2 $3 $4 $5 Q1 Q2 Q3 Q4 2 0 1 6 2 0 1 7 2 0 18 2 0 1 9 2 0 2 0 17

Revenue by Region – YTD 2020 Europe 16 % Americas 68 % Asia 16 % Japan = 43% China = 26% Korea = 15% India = 15% A global and diversified base of revenue 18

19 Cash Position Excellent $0.9 $0.9 $0.9 $0.9 $1.0 $1.0 $1.0 $1.1 $1.1 $1.1 $1.1 $1.1 $1.1 $1.1 17.1 17.2 1 7 .3 17.4 18.1 18.2 1 8 .3 18.4 19.1 19.2 1 9 .3 1 9 .4 20.1 20.2 4 / 6 / 2 0 2 0 $1.0 $5.0 $1.6 $1.0 $1.7 $6.0 $8.8 $7.4 $8.2 $6.2 $7.0 $7.5 $7.2 $9.4 $9.4 $9.9 $10.3 $11.4 $12.6 $12.2 $8.0 (in millions) Accumulating Cash while funding Acquisitions and Dividends Dividend Paid Acquisitions Cash on Hand Cash paid for DILIsym Earnout in 19 . 1 ( $ 1 . 6 ) in Dec 2018 ( $ 1 . 0 M) Cash paid for DILIsym earnout Cash paid for DILIsym Final cash paid to TSRL * Chart covers period starting September 2016 . Net Cash paid for Lixoft ($ 6.0M)

Selected Consolidated Balance Sheet Items (in millions, except where indicated) 20 February 29, 2020 August 31, 2019 Cash and cash equivalents $ 12.2* $ 1 1.4 Cash per share ( in Dollars ) $ 0.69 $ 0.65 Total current assets 24.7 21.2 Total assets 49.2 45.2 Total current liabilities 5.5 4.8 Total liabilities 8.3 7.5 Current ratio 4.50 4.42 Shareholders’ equity 40.9 37.7 Total liabilities and shareholders’ equity 49.2 45.2 Shareholders’ equity per diluted share ( in Dollars ) $2.2 $2.1 * Cash as of April 6, 2020 ~$8.0 million.

Simulations Plus

Our mission is to improve the productivity of science-based research & development enterprises by delivering innovative modeling and simulation software and insightful consulting services

Products & Services

Software Portfolio

- Modeling & simulation platform for drug R&D
- Predictive software for >140 properties of chemical formulations
- Analytical software for certain biological or disease states
- Cloud-based web app for drug development lifecycle management

Consulting Services

- Provide multi-disciplinary modeling and simulation support

Customers and Market

Pharmaceutical and biotech companies ranging from the largest in the world to a number of medium-sized and smaller companies in the U.S., Europe and Japan

Operating Divisions

- Simulations Plus, Inc.
- Cognigen
- DILIsym
- Lixoft

Corporate Information

- The company was founded in 1996 and now has 119 employees* worldwide.
- Primary offices located in Lancaster, CA; Buffalo, NY; Raleigh, NC; and Paris, France.

* As of 2/29/2020

Consistent Financial Results

- > 10 years of consistent revenue growth
- > 10 years of profitability
- Cash generated from operations during six months ended 2/29/20 of $3.8 million with cash on hand of $8.0 Million at 4/6/2020
- Dividend payout ratio of 49%[1]
- Quarterly dividend of $0.06 per share[1]

[1] Dividend ratio for FY2019; No assurances of future cash dividends can be made as the BOD makes its decision on a quarterly basis based on current financial condition and strategic plans.

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SimulationsPlus
SCIENCE + SOFTWARE = SUCCESS

Thank you! 22 https://www.linkedin.com/company/simulations - plus https://ww w .li n k e d in . c o m/comp a n y /co g nig e n https://www.linkedin.com/company/dilisym https://www.linkedin.com/company/lixoft/